UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2006

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

This Amendment No. 1 to the Current Report on Form 8-K, or the Amendment No. 1, is filed for the purpose of amending the Current Report on Form 8-K, or the Form 8-K, filed with the Securities and Exchange Commission, or Commission, on May 17, 2006 by Innovo Group Inc., or the Company, regarding completion of the disposition of the sale of certain assets of the Company's private label apparel business. This Amendment No. 1 is filed to include under Item 9.01(b) as exhibits the unaudited pro forma consolidated balance sheet as of February 25, 2006, the unaudited statement of operations for the three months ended February 25, 2006 and unaudited statement of operations for the year ended November 26, 2005, or the Pro Forma Financial Information, by incorporating by reference the Pro Forma Financial Information filed with its Definitive Proxy Statement on Schedule 14A filed on April 21, 2006.

The Pro Forma Financial Information with respect to the transaction previously described under Item 2.01 and filed on the Form 8-K is filed as Exhibit 99.1 to this Amendment No. 1 by incorporating by reference the information previously filed with the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on April 21, 2006.

Exhibit
Number Description

99.1* Unaudited Pro Forma Consolidated Balance Sheet as of February 25,
2006;

99.1* Notes to Unaudited Pro Forma Consolidated Balance Sheet;

99.1* Unaudited Pro Forma Consolidated Statement of Operations for the
three months ended February 25, 2006;

99.1* Notes to Unaudited Pro Forma Consolidated Statement of Operations
for the three months ended February 25, 2006;

99.1* Unaudited Pro Forma Consolidated Statement of Operations for the
year ended November 26, 2005;

99.1* Notes to Unaudited Pro Forma Consolidated Statement of Operations
for the year ended November 26, 2005

*Previously filed with the Definitive Proxy Statement on Schedule 14A filed with the Commission on April 21, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

January 16, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer, President and Chief Financial Officer